GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares, of the

Goldman Sachs Global Core Fixed Income Fund

(the “Fund”)

Supplement dated May 1, 2025, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated July 29, 2024, as supplemented to date

Effective immediately, Sophia Ferguson will no longer serve as a portfolio manager for the Fund. Simon Dangoor and Lindsay Rosner will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Ms. Ferguson in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

MSFIPMCHGSTK 05-25